UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
January 28, 2026
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2026, AZZ Inc., a Texas Corporation (the “Company”) announced that Bryan Stovall, who currently serves as President and Chief Operating Officer – Metal Coatings, notified the Company that he intends to complete the term of his existing employment agreement and, thereafter, retire from his role on June 8, 2026.

In connection with Mr. Stovall’s retirement, the Company has appointed Todd Bella, age 46, to succeed Mr. Stovall as President – Metal Coatings, which will be effective March 1, 2026. From March 1, 2026 through June 8, 2026, Mr. Stovall will continue to serve as Chief Operating Officer – Metal Coatings to assist Mr. Bella in his new role and ensure a smooth transition of his responsibilities.

Mr. Bella joined the Company in 2007 as a Sales Manager and served in this role until 2010, and subsequently served as Plant Manager from 2010 to 2012. From 2012 to 2018, Mr. Bella served as Regional Operations and Sales Manager. He then served as Vice President – Eastern Operations from 2018 to 2023, and then transitioned over to Vice President – Western Operations from 2023 to 2025. Since 2025, Mr. Bella has served as Senior Vice President – Western Operations.

Any additional information required to be disclosed pursuant to Item 5.02(c), including information regarding compensatory arrangements or agreements in connection with Mr. Bella’s appointment, will be disclosed in a subsequent filing or amendment to this Current Report on Form 8-K, as applicable.

There are no arrangements or understandings between Mr. Bella and any other person pursuant to which he will be appointed to serve as President – Metal Coatings. There are no family relationships between Mr. Bella and any director or officer of the Company or any other related-party transaction of the Company, directly or indirectly involving Mr. Bella that would be required to be disclosed pursuant to Item 404(a) of the Regulation S-K under the Securities and Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: February 3, 2026	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary